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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Keystone Consolidated Industries, Inc. on Form S-3 of our report on Engineered Wire Products dated February 28, 1997 (December 23, 1998 as to Note A), appearing in the Form 8-K of Keystone Consolidated Industries, Inc. dated January 16, 1998.



DELOITTE & TOUCHE LLP
Dayton, Ohio


January 26, 1999